Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement on Form F-3 (No. 333-217194) and related Prospectus and in the Registration Statement on Form S-8 (No. 333-54356, 333-117849, 333-136633, 333-158983, 333-164064, 333-173480 and 333-187953) of Ceragon Networks Ltd. of our report dated March 27, 2018, with respect to the consolidated financial statements of Ceragon Networks Ltd. and the effectiveness of internal control over financial reporting of Ceragon Networks Ltd. included in its Annual Report (Form 20-F) for the year ended December 31, 2017.

Tel-Aviv	/s/ Kost Forer Gabbay & Kasierer
March 27, 2018	A Member of Ernst & Young Global